As filed with the Securities and Exchange Commission on September 2, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

1

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

August 1, 2022

Dear Fellow Shareholder:

The Matrix Advisors Value Fund was down -16.04% in the second quarter ended June 30, 2022 compared to the S&P 500 Index's decline of -16.10%.

For the first six months of the year, the Fund was down -20.12% versus a decline of -19.96% for the S&P 500 Index.

Disclosure Note:

For your information, for the period ended June 30, 2022, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund, were -14.61%, 8.11%, 10.22% and 7.73%, respectively. For the same periods the returns for the S&P 500 Index were -10.62%, 11.31%, 12.96% and 8.86%.

Gross Expense Ratio:	1.21%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/22.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value on 6/30/22 was $73.48.

For the fiscal year (7/1/21 - 6/30/22), the Fund was down -14.61% versus the S&P 500 Index's decline of -10.62%. A detailed discussion of performance is provided in the following commentary.

After our very strong 2021, and a relatively good start to the year, the Matrix Advisors Value Fund sold off during Q2 in a market that continued to penalize last year's best performers, of which we had many. In Q2, the Fund's portfolio performed in line with the S&P 500 Index. For the year-to-date, through June 30, 2022, the Fund modestly trailed the S&P 500 Index down -20.12% compared to down -19.96% for the Index.

Consumer Staples was the only portfolio sector with positive performance in the quarter. The sectors that negatively impacted the Fund's performance the most in the quarter were the Technology and Communication Services sectors.

MATRIX ADVISORS
VALUE FUND, INC.

We were very active during this period of market volatility. The Fund started a new position in Booking Holdings, Inc (BKNG) a leading global online travel company, and added to positions in Meta Platforms, Inc (META) (the new name for Facebook), PayPal Holdings, Inc (PYPL), Truist Financial Corp. (TFC), and Zimmer Biomet Holdings Inc (ZBH).

Favorable price movements provided the opportunity to sell the Fund's positions in Coca-Cola Co. (KO) and Kellogg Company (K). We also sold the Fund's position in Embecta Corp. (EMBC), which we received as a spin-off from Becton Dickenson and Co. (BDX) and made a strategic swap out of State Street Corp. (SST) into Bank of NY Mellon Corp. (BK) seeking to upgrade the quality of the portfolio in the custody bank area with a better-managed, more shareholder-oriented company.

At the end of the second quarter, the largest sector weightings in the Fund's portfolio were in Technology, Communication Services, Financials, and Health Care. Technology and Communications Services have been two of the worst-performing market sectors this year. We believe the names the Fund holds in these sectors offer exceptional appreciation potential, their businesses are very profitable, and the valuations are historically low. Financial stocks have sold off even though the current environment of rising interest rates, loan growth, and good credit quality, should be very beneficial to their results. Finally, we believe the Fund's Health Care investments provide relative stability with good upside potential.

We believe the Fund's portfolio is well-positioned for upcoming periods as the businesses are operating at a very high level with strong earnings and cash flows, yet it sells at a very attractive valuation. As of June 30, 2022, the Fund portfolio's 2023 estimated P/E multiple was 12.6 times earnings compared to the S&P 500 Index's estimated P/E multiple of 15.0 times earnings1.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

1  Source: Bloomberg

MATRIX ADVISORS
VALUE FUND, INC.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

(Unaudited)

	Average Annualized Total Return Periods Ended June 30, 2022
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	-14.61%	8.11%	10.22%
S&P 500 Index*	-10.62%	11.31%	12.96%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index ten years ago. All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com.

*  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
VALUE FUND, INC.

(Unaudited)

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2022 and Annual Review

In Q2, 2022, the U.S. stock market2 entered a bear market, falling by 16.10% in the quarter and breaching the down 20% threshold from its recent high. After declining 4.6% in Q1, the market continued its slide in April, stabilized in May, and then moved sharply lower in June after a higher-than-expected inflation number.

It was the worst quarter for the stock market since March 2020 and the worst first six months start to the year since 1970. No market sector was spared in the decline. On a relative basis, the Consumer Staples, Utilities, Energy, and Health Care sectors held up the best, all down mid-single digits, with Consumer Discretionary, Communications Services, and Technology showing the largest declines of 20% or more.

It was also another tough quarter for fixed income investments with interest rates rising across the yield curve.

Oil prices were volatile in the quarter, running up to over $120 a barrel in early June but ending the quarter only modestly higher from March 31. Concerns over oil's impact on inflation, something the Fed cannot control, weighed heavily on both the stock market and fixed income prices during the quarter.

Market Outlook

At the risk of sounding Pollyannaish, we think the economy is in better shape than the latest consumer confidence numbers indicate and that the stock market will likely end the year far better than its mid-year levels. As the market sell-off accelerated in June we have become more optimistic about the prospects for stocks for the next 6 to 12 months. Stock and bond prices have come down a lot and the recent economic data, while showing signs of slowing, looks OK to us. We think the Fed is getting what it is hoping for: some moderation in the economy's growth that should bring supply and demand into better balance while still showing good job numbers and modest economic growth. If this continues to play out, the rate of inflation should start to decline without causing a severe recession (a soft landing). As evidence of the decline in inflation builds, we think the Fed may surprise investors later in the year by slowing or pausing its rate increases, giving a lift to stock prices.

Though growth in the economy is slowing (and hitting companies that benefitted disproportionately from the Covid economy, particularly hard) recent earnings calls in late June from three large companies representing a broad cross-section of the economy with real-time economic data, Accenture PLC (ACN), FedEx Corp. (FDX), and Paychex, Inc. (PAYX) all reported good results and expressed confidence in their businesses outlooks3. Many super-regional banks conveyed a similar message in their June analyst meetings.

2  All references to the U.S. stock market are the S&P 500 Index unless otherwise noted.

3  Accenture is a professional services company specializing in information technology services and consulting with over 700,000 employees. Federal Express provides daily package deliveries for businesses and consumers around the world. Paychex's business is human resource, payroll, and benefits outsourcing services for small- to medium-sized businesses. The company has more than 100 offices serving approximately 670,000 payroll clients in the U.S. and Europe. These three companies provide good insights into the economy because they see real-time economic data.

MATRIX ADVISORS
VALUE FUND, INC.

Below are excerpts from the ACN, FDX, and PAYX calls:

From Accenture on June 23: "We see continued strong demand going into the next quarter with another strong bookings quarter and another strong revenue quarter."

From FedEx's earnings call, on June 23: "Let me take a moment to discuss 2023. We anticipate consumers will keep spending and their spending will continue tilting toward services from goods. We expect more consumers to return to stores. Our fiscal '23 forecast assumes a normalized economic environment."

From Paychex, on June 29: "Macroeconomic trends have been positive this year but with inflation at the 40-year high, there are concerns for the potential of a recession in the near future. We continue to monitor key leading indicators for any signs of a change in the macroeconomic environment but have not seen any signs of deterioration at this time. Typically, the first signs of a macroeconomic recession would be a decline in employment levels at existing clients, an uptick in non-processing clients, or a slowdown in sales activities. These indicators continue to trend in a positive direction. Job growth at U.S. small businesses remained strong."

We believe a recession, if we have one, may be mild. Technically, we may already be in one. The old but still common definition was two consecutive quarters of negative Gross Domestic Product (GDP). However, as reflected in the comments from ACN, FDX, and PAYX, even with all the current headwinds, the underpinnings of the U.S. economy are still healthy. Consumer and business spending, while moderating, remains positive. Unemployment is near historic lows and individual and business balance sheets remain solid with credit quality exceptionally high.

Economies here and around the world have reopened and are shifting into a different gear from a stay-at-home Covid world to a more normal demand for services economy. As long as jobs are plentiful, and people have the income to save and spend, we believe that consumer behavior will be more supportive of a good economy than recent sentiment indicators suggest. Further, in recent business updates, many money-center and regional banks all noted that consumer balance sheets currently have more cash and are stronger than their pre-Covid levels. Credit card data shows pent-up consumer demand for activities curtailed during Covid with a strong pick-up in traffic at restaurants, entertainment, sporting events, and travel.

Inflation is a significant near-term problem, but we believe that it is a cyclical problem created by extraordinary fiscal and monetary stimulus during Covid, logistics problems, also a byproduct of the Covid economy, and then inflamed by the war in Ukraine. The Fed's recent policy actions to increase interest rates and reduce the money supply, coupled with an improving Covid-related labor market and logistics issues, will likely result in lower inflation rates by fall if not sooner. There are already signs that inflation may have peaked while employment remains strong. Retailers, like Walmart and Target, with too much inventory in kitchen appliances, televisions outdoor furniture, and apparel are reducing prices.

Economically sensitive commodities like copper, steel, and lumber are well off their highs and housing price increases are slowing in response to the sharp rise in mortgage rates. Rental prices showed their first slowdown and, in some cases, declined in the past month. Supply chain disruptions are also an issue, but likely will be peaking before year-end. Gasoline and food prices are still high, held up by supply constraints, mostly caused by the war in Ukraine. If and when that war ends, food and energy prices should decline dramatically. Finally, the U.S. dollar has been very strong versus other currencies which lower the cost of imported goods for U.S. consumers, putting downward

MATRIX ADVISORS
VALUE FUND, INC.

pressure on inflation. The powerful secular forces that kept inflation low for so many years, including global competition and rapid technological advancements, will inevitably reassert their gravitational downward pressure on inflation.

The U.S. economy is a very powerful engine of economic growth. Recessions4 are a normal part of the business cycle, usually short-lived and followed by strong market recoveries. During the post-World War II period, a typical recession lasts about six to 12 months, although some were longer, and one was shorter (the most recent one after Covid lasted two months)5. If we have a recession, we expect it to be on the shorter and shallower end of historic norms as we do not see the excesses in the economy that usually accompany or cause deeper, long-lasting problems.

We think the chances are good that the economic picture may look much sunnier six months from now and the stock market, as it has done historically, will likely rise well before it becomes obvious that inflation is coming down and the worst fears about the economy prove to be exaggerated. The timing of the next advance is unpredictable and sticking with an investment plan and not overreacting to current events or short-term market moves is critical to long-term success.

A lot is being made in the business press about poor consumer sentiment. The inference is that poor consumer sentiment and poor stock market performance are positively correlated. A study of the actual relationship strongly suggests that this is not the case and in fact, there is an inverse relationship and low consumer confidence is often followed by very favorable investment returns.

JPMorgan chief strategist David Kelly notes in their quarterly guide to the markets that The University of Michigan Index of Consumer Sentiment6 stretching back over the past 50 years has eight distinct peaks and troughs. On average, buying at a confidence peak yielded a return of 4.1% in the following 12 months while buying at a trough returned 24.9%.7 While we would not look at this history as a forecast for the upcoming year, it does suggest that investors should not be overly concerned about negative consumer confidence headlines.

We do not know when the next bull market will start but it will inevitably begin while the majority of investors are bearish, worrying about another leg down in prices. Our valuation work on our Fund's investment strategy has reached levels that historically have been very bullish for the market in general and our Fund's portfolio strategy in particular.

4  Recessions as defined by the National Bureau of Economic Research.

5  Mark Zandi, Chief Economist at Moody's Analytics CNBC interview on June 24, 2022.

6  The University of Michigan Consumer Sentiment Index is a consumer confidence index published monthly by the University of Michigan. The index is normalized to have a value of 100 in the first quarter of 1966. Each month at least 500 telephone interviews are conducted of a contiguous United States sample.

7  JP Morgan Guide to the Markets June 30, 2022

MATRIX ADVISORS
VALUE FUND, INC.

Being invested in the early stages of a market rally is critical to good long-term investment results. In the last 40 years, for example, the best 10 days (out of more than 10,000) accounted for almost two-thirds of the stock market return for the entire period. In the last 20 years, the best 10 days accounted for 75% of the market's returns. Remarkably, the market tends to make its largest one-day jumps precisely when volatility is high, and the market is in chaos8.

Half of the S&P 500 Index's strongest days in the last 20 years occurred during a bear market. Another 34% of the market's best days took place in the first two months of a bull market - before it was clear a bull market had begun9.

From 1930-2021, there have only been five 1st half-year market declines of 15% or more. In 5 out of 5 times, the second half of the year provided a positive return, ranging from a low of 6% to more than 50%10 with the majority of the outcomes around 15% or better.

In summary, we believe that the consensus is too negative about the U.S. economic outlook, inflation, and the stock market. In the near term, it is clear to us that there is a slowdown in parts of the economy that have been hot, but with a healthy job market, we believe there is a good chance that the Fed will succeed in bringing down inflation while the economy muddles through a period of slower growth before reaccelerating. A resolution to the war in Ukraine would also be very bullish for equities, although nothing seems likely in the near-term.

While we are very aware of the reasons investors are bearish, we are finding many good investment ideas in high-quality companies and historically that has provided outsized returns in subsequent periods. We expect the current downside volatility to subside as the year progresses and the stock market to end the year well above its current level.

The major risks we see for the U.S. equity market are 1) the war in Ukraine spins out of control and becomes more global, and 2) we are misreading the economy and things get much worse than we currently foresee. We are hopeful that neither of these will play out.

Fund Annual Fiscal Year Review

For the fiscal year (7/1/21 - 6/30/22), the Fund was down -14.61% versus the S&P 500 Index's decline of -10.62%. After a very strong absolute and relative 2021 fiscal year, the Fund was adversely impacted in the last six months by a market that penalized last year's leaders of which we had many.

8  Forbes 5/5/22

9  Source: Ned Davis Research, 12/21. The time period referenced is 12/16/01 - 12/15/21.

10  Source: First Trust and Bloomberg as of 6/30/2022.

MATRIX ADVISORS
VALUE FUND, INC.

Performance returns for the Fund were most negatively impacted by the Fund's holdings in the Communications Services, Financials, and Technology sectors, all sectors which we believe have great appreciation potential. The Fund's best performing sectors over the past 12 months were Consumer Staples, Health Care, and Energy, all modestly positive in a very difficult period. The Fund's largest sector weightings on June 30, 2022, are Technology, Communication Services, Financials, and Health Care. We believe the Fund is well-positioned for upcoming periods as the businesses are operating at a very high level with strong earnings and cash flows, yet it sells at a very attractive valuation. As of June 30, 2022, the Fund portfolio's 2023 estimated P/E multiple was 12.6 times earnings compared to the S&P 500 Index's estimated P/E multiple of 15.0 times earnings11.We are optimistic about the Fund's prospects in the coming year.

2nd Quarter and YTD Review and Outlook

After our very strong 2021, and a relatively good start to the year, the Matrix Advisors Value Fund sold off during Q2 in a market that continued to penalize last year's best performers, of which we had many. In Q2, the portfolio modestly outperformed in line with the S&P 500 Index. For the year-to-date, through June 30, 2022 the relative performance of the Fund was very slightly behind the S&P 500 Index down -20.12% versus down -19.96% for the Index.

Consumer Staples was the only Fund portfolio sector with positive performance in the quarter. The greatest detractors of performance were the Fund's holdings in the Technology and Communication Services sectors.

We were very active during this period of market volatility, selling and scaling out of positions into price strength and starting new positions or filling out existing holdings during selloffs. We also engaged in select trades aimed at upgrading the quality and upside of the portfolio.

We started a new position in Booking Holdings, Inc. (BKNG) a leading global online travel company. Booking has the largest market share in the online travel agency business through its Bookings.com, Priceline.com, Agoda, Kayak, OpenTable, Rentalcars, and Etraveli franchises. Before Covid, BKNG was growing at a double-digit rate with earnings reaching $102 per share in 2019. The company's business was hit hard during Covid but remained profitable. As global economies emerge from Covid, the travel business and Bookings have recovered quickly but the stock has been a casualty of the NASDAQ sell-off. The company has a strong balance sheet and shareholder-oriented management. We think the share price decline provided a good entry point for this high-quality company in an industry with strong growth prospects.

We took advantage of price declines in the quarter to build out positions in Meta Platforms inc. (META) (the new name for Facebook), PayPal Holdings Inc. (PYPL), Truist Financial Corp. (TFC), and Zimmer Biomet Holdings Inc. (ZBH).

11  Source: Bloomberg

MATRIX ADVISORS
VALUE FUND, INC.

Favorable price movements provided the opportunity to sell the Fund's positions in Coca-Cola Co. (KO) and Kellogg Company (K) into price strength. We also sold the position in Embecta Corp. (EMBC), which we received as a spin-off from Becton Dickenson and Co. (BDX) and made a strategic swap out of State Street Corp. (SST) into Bank of NY Mellon Corp. (BK) seeking to upgrade the quality of the portfolio in the custody bank area with a better-managed, more shareholder-oriented company.

At the end of the second quarter, the largest sector weightings in the Fund's portfolio were in Technology, Communication Services, Financials, and Health Care. Technology and Communications Services have been two of the worst-performing market sectors this year. We believe the names we own in these sectors offer exceptional appreciation potential, their businesses are very profitable, and the valuations are historically low. Financial stocks have sold off even though the current environment of rising interest rates, loan growth, and good credit quality, should be very beneficial to their results. Finally, we believe the Fund's Health Care investments provide relative stability with good upside potential.

We believe the Fund is well-positioned for upcoming periods as the businesses are operating at a very high level with strong earnings and cash flows, yet it sells at a very attractive valuation. As of June 30, 2022, the Fund's portfolio 2023 estimated P/E multiple was 12.6 times earnings compared to the S&P 500 Index estimated P/E multiple of 15.0 times earnings12.

  *  *  *

Thank you for your continued confidence in the Matrix team.

After a difficult first half of 2022, we are confident that the Fund is well-positioned to fully participate in the better environment we expect as the year unfolds. If you have any questions about any parts of this commentary, please do not hesitate to call.

Stay well. Best regards.

12  Source: Bloomberg

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/22)	$1,000.00	$1,000.00
Ending Account Value (6/30/22)	$798.80	$1,019.89
Expenses Paid During Period(1)	$4.42	$4.96

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Information Technology	28.3%
Financials	24.8%
Health Care	19.4%
Communication Services	15.7%
Industrials	5.4%
Consumer Discretionary	4.9%
Energy	1.3%
Total Investments	99.8%
Other Assets(1)	0.2%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total net assets as of June 30, 2022.

(1)  Represents short-term investments and other assets and liabilities (net).

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2022

SHARES	VALUE
COMMON STOCKS - 99.8%
AEROSPACE/DEFENSE: 1.4%
3,100 L3Harris Technologies, Inc.	$749,270
BANK (MONEY CENTER): 4.3%
19,950 JPMorgan Chase & Co.	2,246,569
BANK (PROCESSING): 3.0%
38,000 The Bank Of New York Mellon Corp.	1,584,980
BANK (REGIONAL): 3.4%
37,500 Truist Financial Corp.	1,778,625
BANK (SUPER REGIONAL): 6.4%
41,000 US Bancorp	1,886,820
38,600 Wells Fargo & Co.	1,511,962
3,398,782
BIOTECHNOLOGY: 1.5%
12,400 Gilead Sciences, Inc.	766,444
BUSINESS SUPPORT SERVICES: 2.7%
20,700 PayPal Holdings, Inc.*	1,445,688
CABLE TV: 3.7%
49,500 Comcast Corp. - Class A	1,942,380
COMPUTER AND PERIPHERALS: 4.2%
16,300 Apple, Inc.	2,228,536
COMPUTER SOFTWARE AND SERVICES: 7.0%
14,350 Microsoft Corp.	3,685,511
CONSUMER DISCRETIONARY (MULTI-MEDIA): 3.1%
66,800 Paramount Global - Class B	1,648,624
DATA PROCESSING: 3.5%
20,600 Fiserv, Inc.*	1,832,782

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2022 – Continued

SHARES	VALUE
DRUG: 3.4%
11,900 AbbVie, Inc.	$1,822,604
DRUG STORE: 4.2%
23,800 CVS Health Corp.	2,205,308
ELECTRICAL COMPONENT: 3.5%
16,500 TE Connectivity Ltd.	1,866,975
INTERNET: 8.9%
1,440 Alphabet, Inc. - Class C*	3,149,928
9,600 Meta Platforms, Inc. - Class A*	1,548,000
4,697,928
INTERNET (RETAIL): 2.4%
30,878 eBay, Inc.	1,286,686
HOTELS, RESTAURANTS & LEISURE: 2.4%
740 Booking Holdings, Inc.*	1,294,253
MEDICAL SUPPLIES: 7.1%
8,100 Becton Dickinson and Co.	1,996,893
16,600 Zimmer Biomet Holdings, Inc.	1,743,996
3,740,889
OILFIELD SERVICES/EQUIPMENT: 1.4%
20,000 Schlumberger Ltd.	715,200
PRECISION INSTRUMENTS: 3.3%
3,200 Thermo Fisher Scientific, Inc.	1,738,496
SECURITIES BROKERAGE: 7.8%
25,200 Morgan Stanley	1,916,712
7,350 The Goldman Sachs Group, Inc.	2,183,097
4,099,809
SEMICONDUCTOR: 3.9%
16,250 QUALCOMM, Inc.	2,075,775

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2022 – Continued

SHARES	VALUE
TELECOMMUNICATIONS (EQUIPMENT): 3.4%
42,500 Cisco Systems, Inc.	$1,812,200
TRANSPORTATION - SERVICES: 3.9%
9,200 FedEx Corp.	2,085,732
TOTAL COMMON STOCKS (Cost $32,832,879)	$52,750,046
SHORT-TERM INVESTMENTS - 0.9%
455,010 First American Government Obligations Fund, Class X - 1.29%**	455,010
TOTAL SHORT-TERM INVESTMENTS (Cost $455,010)	$455,010
TOTAL INVESTMENTS (Cost $33,287,889): 100.7%	53,205,056
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.7)%	(365,614)
TOTAL NET ASSETS: 100.0%	$52,839,442

* Non-Income Producing

** Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At June 30, 2022

ASSETS:
Investments in securities, at value (cost $33,287,889)	$53,205,056
Receivables:
Fund shares sold	5,000
Dividends and interest	59,815
Prepaid expenses	16,932
Total assets	53,286,803
LIABILITIES:
Payables:
Investments purchased	372,077
Due to advisor	24,201
Accrued expenses:
Audit fees	20,809
Fund administration fees	10,952
Accounting fees	5,716
Reports to shareholders	5,538
Custody fees	4,150
Transfer agent fees	3,140
Other expenses	778
Total liabilities	447,361
NET ASSETS	$52,839,442
Number of shares authorized	30,000,000
Number of shares, $0.01 par value, issued and outstanding	719,127
Net Asset Value, Offering Price and Redemption Price Per Share	$73.48
COMPONENTS OF NET ASSETS:
Paid in capital	$30,550,908
Total distributable earnings	22,288,534
Net Assets	$52,839,442

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Year Ended June 30, 2022

INVESTMENT INCOME
INCOME
Dividends	$1,208,398
Interest	280
Total income	1,208,678
EXPENSES
Advisory fees	493,171
Fund administration fees	90,195
Transfer agent and accounting fees	52,009
Professional fees	45,800
Federal and state registration fees	31,215
Custody fees	16,083
Reports to shareholders	14,871
Director fees	8,901
Other expenses	10,081
Total expenses	762,326
Less: Expense reimbursement by advisor	(111,340)
Net expenses	650,986
Net investment income	557,692
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,067,990
Net change in unrealized appreciation/depreciation on investments	(11,746,714)
Net realized and unrealized loss on investments	(9,678,724)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,121,032)

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2022	YEAR ENDED JUNE 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$557,692	$600,618
Net realized gain on investments	2,067,990	7,502,188
Net change in net unrealized appreciation/depreciation on investments	(11,746,714)	15,284,076
Net increase (decrease) in net assets resulting from operations	(9,121,032)	23,386,882
NET DISTRIBUTIONS TO SHAREHOLDERS	(7,421,511)	(1,589,096)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,163,078	1,425,913
Proceeds from reinvestment of distributions	6,856,128	1,421,065
Cost of shares redeemed	(7,864,229)	(7,517,298)
Net incresase (decrease) from capital share transactions	4,154,977	(4,670,320)
Total increase (decrease) in net assets	(12,387,566)	17,127,466
NET ASSETS
Beginning of year	65,227,008	48,099,542
End of year	$52,839,442	$65,227,008
CHANGE IN SHARES
Shares outstanding, beginning of year	677,340	743,014
Shares sold	53,838	17,030
Shares issued on reinvestment of distributions	76,180	18,564
Shares redeemed	(88,231)	(101,268)
Shares outstanding, end of year	719,127	677,340

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$96.30	$64.74	$68.01	$70.38	$66.85
Income (loss) from investment operations:
Net investment income(a)	0.78	0.87	1.12	0.95	0.75
Net realized and unrealized gain (loss) on investments	(12.88)	33.05	(1.37)	1.84	4.65
Total from investment operations	(12.10)	33.92	(0.25)	2.79	5.40
Less distributions:
Dividends from net investment income	(0.78)	(1.49)	(0.67)	(0.90)	(0.82)
Distributions from net realized gain	(9.94)	(0.87)	(2.35)	(4.26)	(1.05)
Total distibutions	(10.72)	(2.36)	(3.02)	(5.16)	(1.87)
Net asset value, end of year	$73.48	$96.30	$64.74	$68.01	$70.38
Total return	(14.61)%	53.33%	(0.82)%	5.25%	8.03%
Ratios/supplemental data:
Net assets, end of year (millions)	$52.8	$65.2	$48.1	$53.6	$55.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.16%	1.21%	1.23%	1.19%	1.17%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.68%	0.87%	1.44%	1.19%	0.89%
After expense reimbursement	0.85%	1.09%	1.68%	1.39%	1.07%
Portfolio turnover rate	23%	24%	28%	22%	18%

(a)  Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The Fund's investment objective is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ"), are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Fund's valuation committee and pricing committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Directors (the "Board") of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 – 2021), or expected to be taken in the Fund's 2022 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $3,200,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the year ended June 30, 2022, the Fund did not borrow under the Loan Agreement.

H.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new Rule 18f-4, which governs the use of derivatives by registered investment companies ("Rule 18f-4"). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022 if the Fund invests in derivatives or engages in other transactions subject to Rule 18f-4. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently evaluating the impact, if any, of complying with the new rule.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which provides a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the impact of complying with Rule 2a-5.

I.  Subsequent Events.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no events have occurred that require disclosure in these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the year ended June 30, 2022 the Fund accrued $493,171 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2022 to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is entitled to recoup fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of: (i) the expense limitation in effect at the time of the waiver and/or the expense payment or (ii) the expense limitation in place at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board upon 60 days' written notice to the Advisor.

Any such reimbursement will be reviewed by the Fund's Board. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

For the year ended June 30, 2022, the Advisor waived $111,340 in advisory fees. At June 30, 2022, the cumulative amount available for reimbursement that has been paid and/or waived is $353,926. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2023	2024	2025
$123,548	$119,038	$111,340

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $4,000 during the year ended June 30, 2022 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2022, are as follows:

	Purchases	Sales
Common Stock	$15,176,646	$17,939,052

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$33,287,889
Gross tax unrealized appreciation	21,930,672
Gross tax unrealized depreciation	(2,013,505)
Net tax unrealized appreciation on investments	19,917,167
Undistributed ordinary income	309,105
Undistributed long-term capital gains	2,062,262
Total Distributable Earnings	2,371,367
Other accumulated gains (losses)	—
Total Accumulated Earnings/Losses	$22,288,534

There are no differences between book basis and tax basis.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2022, the Fund had no permanent differences that were reclassified between paid-in capital and distributable earnings.

As of June 30, 2022, the Fund had no short term capital loss carryover, which retains its original character as short term, and which may offset future net capital gains, if any, to the extent provided by treasury regulations and no post-October losses which are deferred until fiscal year 2023 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2022, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follows:

	June 30, 2022	June 30, 2021
Distributions Paid From:
Ordinary Income*	$2,436,914	$1,003,285
Long-Term Capital Gain	$4,984,597	$585,811
	$7,421,511	$1,589,096

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2022.

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$52,750,046	$—	$—	$52,750,046
Total Equity	$52,750,046	$—	$—	$52,750,046
Short-Term Investments	$455,010	$—	$—	$455,010
Total Investments in Securities	$53,205,056	$—	$—	$53,205,056

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operations and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Value Fund, Inc. (the "Fund"), including the schedule of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 1999.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2022

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Securities and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

TAX NOTICE

The percentage of dividend income distributed for the year ended June 30, 2022, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 51.02%.

For the year ended June 30, 2022, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 49.30%.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Director
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (1996 to present).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
Independent Directors
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Director and Chairman	Since 1997	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Independent Directors, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Director	Since 1997	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Director	Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present); Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Since 2000	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Since 2006	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983)	Senior Vice President	Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst of the Advisor (2005 to present).	N/A	N/A
Jacqueline Mandel 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1964)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Since 2022

Chief Compliance Officer of the Advisor (February 2022 to present); Marketing Consultant of the Advisor (July 2021 to January 2022); Investment Management Sales Associate of Arrow Partners, Inc. (a third-party marketing firm) (January 2021to January 2022); Analyst of Knightspoint Partners LLC (an investment firm) (2018 to 2020); Independent Consultant of Berens Capital Management, LLC (an investment firm) (November 2017 to January 2018); and Research Associate of Moisson Partners Inc. (a consulting firm) (2016 to February 2018).

				N/A	N/A

*  "Interested person" of the Fund as that term is defined under the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and a series of Matrix Advisors Funds Trust.

†  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date of a Director's death, resignation or retirement, or a Director is removed by the shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

June 30, 2022

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$18,000	$18,000
Audit-Related Fees	$0	$0
Tax Fees	$2,800	$2,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

2

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(a)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

3

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	08/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	08/31/2022

5